UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2017

GLOBAL SMART CAPITAL CORP.
(Exact name of registrant as specified in its charter)
(FORMERLY TODEX CORP)

Nevada	333-201288	37-1765902
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Dan Feng Bai Lu Bldg Unit #2401 Number 1003 Shen Nan Dong Road, Luohu District Shenzhen District 518002 PRC China
(Address of principal executive offices) (zip code)

86 137 6037 8080 (Registrant’s telephone number, including area code)

______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2017, Dominic Chappell, no longer having a financial interest in the Company, resigned as Director, President, Treasurer and Secretary of the Corporation. There were no disagreements with the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Smart Capital Corp.

Dated: February 23, 2017	By:	/s/ Johannes Petrus Roux
Johannes Petrus Roux
	Its:	President

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